Exhibit 99.1 Larimar Therapeutics Corporate Presentation February 2022 1

Forward Looking Statements This presentation contains forward-looking statements that are based on the beliefs and assumptions of Larimar Therapeutics, Inc. (the “Company”) and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the expectations and assumptions regarding the future of the Company’s business, including its ability to resolve the clinical hold by the FDA related to CTI-1601and the timing of such resolution, the Company’s ability to develop and commercialize CTI-1601 and other planned product candidates, the Company’s planned research and development efforts, and other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others, the Company’s ability to successfully engage with the FDA and satisfactorily respond to the current request, and future requests, if any, from the FDA for further information and data regarding CTI-1601, the timing and outcomes of Larimar’s interactions with the FDA, including with respect to the clinical hold on CTI-1601, the success, cost and timing of the Company’s product development activities, non-clinical studies and clinical trials, including CTI-1601 clinical milestones; that clinical trial results may differ from final clinical trial results, that earlier non-clinical and clinical data and testing of CTI-1601 may not be predictive of the results or success of clinical trials, and that clinical trial data are subject to differing interpretations and assessments; the ongoing impact of the COVID-19 pandemic on the Company’s clinical trials, manufacturing, regulatory and nonclinical study timelines, the ongoing impact of the COVID-19 pandemic and the potential impact of the Russian invasion of Ukraine on the Company’s ability to raise additional capital and general economic conditions; the Company’s ability and the ability of third-party manufactures the Company engages to optimize and scale CTI-1601’s manufacturing process; the Company’s ability to obtain regulatory approval for CTI-1601 and future product candidates; the Company’s ability to develop sales and marketing capabilities, whether alone or with potential future collaborators, and to successfully commercialize any approved product candidates; the Company’s ability to raise the necessary capital to conduct its product development activities; and other risks described in the filings made by the Company with the Securities and Exchange Commission (SEC), including but not limited to the Company’s periodic reports, including the annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, filed with or furnished to the SEC and available at www.sec.gov. These forward- looking statements are based on a combination of facts and factors currently known by the Company and its projections of the future, about which it cannot be certain. As a result, the forward-looking statements may not prove to be accurate. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements, except as required by law. 2

Investment Highlights Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in FXN levels from baseline compared to placebo in all evaluated tissues with daily dosing and that CTI-1601 was generally well tolerated when dosed for up to 13 days -Currently on clinical hold; responding to FDA data request to allow initiation of additional clinical studies Deerfield funded company; went public through a reverse merger/PIPE in May 2020 Shareholder base includes high-quality institutional investors; estimated $70 million in cash at 12/31/21*; Projected runway at least into 2023, with ability to extend, if needed FXN: Frataxin *This estimate is preliminary and actual results may differ due to the completion of our closing procedures with respect to the fiscal year ended December 31, 2021, 3 final adjustments and other developments that may arise between now and the time the financial results for the 2021 fiscal year are finalized. As such, these estimates should not be viewed as a substitute for our full audited financial statements prepared in accordance with U.S. generally accepted accounting principles.

Platform Technology is Supported by a Strong IP Portfolio

Pending CTI-1601 patent application, if issued, extends IP into 2040

2000 2005 2010 2015 2020 2025 2030 2035 2040 2045

CTI-1601 Patents / Applications

TAT-MTS-FXN Composition of Matter (broad coverage of CTI-1601)
US 9,045,552 (Exclusive license from Wake Forest)
Expiration October 2024

Methods of treating FA using TAT-MTS-FXN and delivering TAT-MTS-FXN to mitochondria (broad coverage of CTI-1601)
US 8,735,341 (Exclusive license from Wake Forest)
Expiration December 2025 (including Patent Term Adjustment)

CTI-1601 Composition of Matter and Methods of Treatment (specific coverage of CTI-1601)
US/foreign applications pending (Exclusive license from Indiana University)
Est. Expiration July 2040

Platform Applications

Platform Technology*: Molecules for Protein Delivery
US/PCT applications pending
Est. Expiration March 2041

Will be filed in foreign jurisdictions accordingly
*Additional pending applications for platform disease targets

Additional CTI-1601 IP protection

- CTI-1601 pending applications cover key biomarkers, analytical tools and quantification methods
- CTI-1601 is eligible for **12 years of market exclusivity** upon approval in the US (independent of patents) and at least **10 years of market exclusivity** upon approval in EU (independent of patents)

Larimar Therapeutics

Granted | Pending

4

CTI-1601 is Designed to Deliver Additional Frataxin (FXN) CTI-1601 Maintains the Cleavage Site Between the MTS and Mature Human FXN STRUCTURE OF CTI-1601 STRUCTURE OF ENDOGENOUS FXN Mitochondrial Targeting Mature Mitochondrial Targeting Mature Sequence (MTS) Human FXN Sequence (MTS) Human FXN Cleavage by mitochondrial processing Cell Cleavage by mitochondrial processing peptidase (MPP) at this site produces Penetrating peptidase (MPP) at this site produces mature human FXN in mitochondria Peptide (CPP) mature human FXN in mitochondria The maintenance of the cleavage site allows the CPP and MTS to be removed by mitochondrial processing peptidase to produce mature human FXN in the mitochondria 5

Friedreich's Ataxia (FA)

Rare and Progressive Disease

Caused by genetic defect resulting in low levels of frataxin

- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue, sampling technique, and assay considered[1]
- Affects ~5,000 patients in the U.S. & ~20,000 patients in the EU

>70% of patients present before age 14

- Initial symptoms may include unsteady posture, frequent falling and progressive difficulty in walking
- By the time symptoms occur, heart damage may have already occurred
- Progressive disease: Symptoms worsen and patients are eventually confined to a wheelchair with speech becoming hesitant and jerky (often referred to as "scanning of speech")

Life expectancy of 30-50 years

- Early death usually caused by heart disease

No approved therapies available

- Current treatment options are limited to symptom management



Larimar Therapeutics

1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

6

Strong Relationship with FARA Company has strong relationship with Friedreich’s Ataxia Research Alliance (FARA) • National, non-profit organization dedicated to the pursuit of scientific research leading to treatments and a cure for FA FARA provides industry with several key items • Assistance with patient recruitment and education • Access to Global Patient Registry with demographic and clinical information on more than 1,000 FA patients • Sponsored a Patient-Focused Drug Development Meeting in 2017 resulting in a publication titled “The Voice of the Patient” 7

Executive Summary of Phase 1 POC Data

Safety

CTI-1601 appears to be generally well tolerated at doses up to 100 mg administered daily for 13 days

Pharmacodynamics

Daily dosing of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues

Pharmacokinetics

Pharmacokinetic analyses support evaluating a once-daily dosing regimen for CTI-1601

Conclusion

Daily subcutaneous (SC) administration of 50mg and 100mg doses of CTI-1601 resulted in FXN levels in buccal cells that are at, or in excess of, those we would expect to see in phenotypically normal heterozygous carriers (who have FXN levels of ~50% of unaffected persons)

Larimar Therapeutics

POC: Proof-of-concept

8

CTI-1601: Phase 1 Clinical Program in Patients with FA Program consisted of double-blind, placebo controlled single- and multiple-ascending dose trials Phase 1 Development Plan • Two double-blind, placebo-controlled dosing trials in patients with FA • Patient dosing began December 2019 • Safety Review Committee assessed all blinded data between each cohort to ensure patient safety Number of subjects: 28 Dose levels: 25 mg, 50 mg, 75 mg and 100 mg (subcutaneous administration) Single Ascending Dose Treatment Duration: 1 day 1º Endpoint: Safety and tolerability (SAD) 2º Endpoints: PK; PD; FXN levels; multiple exploratory Eligible patients Status: Complete with analysis ongoing from SAD trial could enroll in MAD trial Number of Subjects: 27 Dose Range: 25 mg, 50 mg, 100 mg (subcutaneous administration) Treatment Regimen: Multiple increasing doses administered subcutaneously over 13 days Multiple Ascending Dose 1º Endpoint: Safety and tolerability (MAD) 2º Endpoints: PK; PD; FXN levels (buccal cells, platelets, optional skin biopsies); multiple exploratory Status: Complete with analysis ongoing 9

MAD Trial Patient Enrollment 16 out of 28 patients who participated in the SAD trial enrolled in the MAD trial MAD Trial Patient Enrollment (n=27) Parameter Statistic Overall Participated in SAD trial? Yes n (%) 16 (59%) No n (%) 11 (41%) Cohort 1 (25 mg) Active vs. Placebo Active n (%) 6 (75%) Placebo n (%) 2 (25%) Cohort 2 (50 mg) Active vs. Placebo Active n (%) 7 (78%) Placebo n (%) 2 (22%) Cohort 3 (100 mg) Active vs. Placebo Active n (%) 7 (70%) Placebo n (%) 3 (30%) 10

Multiple Ascending Dose Study Design Treatment Schedules for Each Cohort Cohort 1 (25 mg; n = 8) Cohort 2 (50 mg; n = 9) Cohort 3 (100 mg n = 10) 13-day Treatment Period 13-day Treatment Period 13-day Treatment Period 1 2 3 4 5 6 7 8 9 10 11 12 13 14 1 2 3 4 5 6 7 8 9 10 11 12 13 14 1 2 3 4 5 6 7 8 9 10 11 12 13 14 = Administration of CTI-1601 or placebo = Administration of CTI-1601 or placebo = Administration of CTI-1601 or placebo = No Administration = No Administration = No Administration FXN Level Sampling Days Presented for Each Cohort Cohort 1 Sampling Days Cohort 2 Sampling Days Cohort 3 Sampling Days Buccal Buccal Buccal Baseline, Day 4, Day 13 Baseline, Day 7, Day 13 Baseline, Day 7, Day 13 Cells Cells Cells Skin Skin Baseline, Day 13 Baseline, Day 13 Skin Baseline, Day 13 Platelets Platelets Baseline, Day 7, Day 13 Platelets Baseline, Day 4, Day 13 Baseline, Day 7, Day 13 11

Dose Dependent Increases in FXN Levels Observed in Buccal Cells Daily SC injections of 100 mg CTI-1601 resulted in an ~2.5 fold increase in FXN levels from baseline FXN* Levels By Dose Group FXN* Change from Baseline By Dose Group (Buccal Cells) (Buccal Cells) Baseline Day 4/7 Day 13 Day 4/7 Day 13 th th *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25 and 75 percentiles; FXN levels from baseline, Day 4, & 12 Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol FXN Concentration (pg/μg total protein) Additional FXN (Change from Baseline) (pg/μg total protein)

Dose Dependent Increases in FXN Levels Observed in Skin Daily SC injections of 100 mg CTI-1601 resulted in an ~3 fold increase in FXN levels from baseline FXN* Levels By Dose Group FXN* Change from Baseline By Dose Group (Skin Biopsies) (Skin Biopsies) Baseline Day 13 Day 13 th th *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25 and 75 percentiles 13 FXN Concentration (pg/μg total protein) Additional FXN (Change from Baseline) (pg/μg total protein)

Dose Dependent Increases in FXN Levels Observed in Platelets with Daily Dosing Daily SC injections of CTI-1601 resulted in increases in FXN levels from baseline compared to placebo FXN* Levels By Dose Group FXN* Change from Baseline By Dose Group (Platelets) (Platelets) Baseline Day 4/7 Day 13 Day 4/7 Day 13 th th *FXN levels measured via detection of peptide derived from mature FXN; Data represent median and 25 and 75 percentiles; FXN levels from baseline, Day 4, & 14 Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol FXN Concentration (pg/μg total protein) Additional FXN (Change from Baseline) (pg/μg total protein)

Increases in FXN Correlated with Increasing CTI-1601 Dose Individual patient data further supports the dose-dependent effects of CTI-1601 in all tissues studied # Buccal Cells Day 13 FXN* Skin Biopsies Day 13 FXN* Platelets Day 13 FXN* Change from Baseline Change from Baseline Change from Baseline Subjects Subjects Subjects 15 # *FXN levels measured via detection of peptide derived from mature FXN; Two patients in the 100 mg cohort declined skin biopsies Day 13 observation excluded from one subject in 25 mg group that did not get a Day 13 dose. Day 13 FXN CBL (pg/μg total protein) Day 13 FXN CBL (pg/μg total protein) Day 13 FXN CBL (pg/μg total protein)

Data Compare Favorably to FXN Levels Expected in Heterozygous Carriers

Achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls

Benchmarking Clinical Relevance

- FXN levels in buccal cells and blood have been shown to correlate with neurological function in FA patients[1]
- Patients with FA only produce ~20-40% of normal frataxin levels depending on the tissue considered[2]
- Heterozygous carriers who show no signs of disease have FXN levels of ~50% of unaffected healthy persons[2]

Comparison to Healthy Controls

- FXN levels were measured in buccal cells from 8 healthy controls using the same assay and sampling technique employed in the Phase 1 MAD trial
- With daily administration, patients in Cohorts 2 & 3 of the Phase 1 MAD trial achieved median buccal cell FXN levels that were >60% of the median FXN levels observed in healthy controls
- Data from additional healthy control buccal cells, skin, and platelets will be collected in a separate non-interventional study

FXN* Levels By Dose Group (Buccal Cells)


Dose
Placebo
25 mg
50 mg
100 mg
60% of median healthy control FXN levels (n=8)#
FXN Level (pg/µg total protein)
0
2
4
6
Baseline
Day 4/7
Day 13

Larimar Therapeutics

*FXN levels measured via detection of peptide derived from mature FXN; #Data on file; Data represent median and 25th and 75th percentiles ; FXN levels from baseline, Day 4, & Day 13 measurements are shown for data derived from the 25 mg cohort; FXN levels from baseline, Day 7 & Day 13 measurements are shown for data derived from the 50 & 100 mg cohorts; Sample collection days varied in each cohort per the trial protocol. 1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; 2. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245.

16

Summary of MAD trial safety data: Repeated SC Repeated doses (25 mg, 50 mg, and 100 mg) of CTI-1601 or placebo were injections of administered subcutaneously. 27 patients were dosed in the trial. 26 patients completed the trial. 1 patient receiving CTI-1601 in Cohort 2 (50 mg) withdrew CTI-1601 appear to after experiencing mild/moderate symptoms (nausea and vomiting). be generally well No serious adverse events (SAEs), important medical events, or tolerated at doses treatment-related severe adverse events up to 100 mg The most common adverse events were mild and moderate injection site administered daily reactions (at least one injection site reaction was seen in 43% of placebo patients and in 100% of CTI-1601 patients) for 13 days The number and severity of adverse events did not increase with increasing exposure to CTI-1601 17

PK analyses Summary of PK Analyses CTI-1601 was quickly absorbed after subcutaneous administration support evaluating Dose-proportional increases in exposure observed with increasing doses of CTI-1601 a once-daily Mean half life of CTI-1601 in plasma was approximately 11 hours dosing regimen for CTI-1601 appears to be at or close to steady state exposure after 13 days of dosing 100 mg CTI-1601 once daily 18

Phase 1 Topline Data Demonstrated POC for CTI-1601 in FA

FXN levels in buccal cells & blood have been shown to correlate with disease severity in FA patients[1]

Safety Data

Repeated SC injections of CTI-1601 appear to be generally well tolerated at doses up to 100 mg administered daily for 13 days

The most common AEs were mild and moderate injection site reactions

No SAEs have been reported

Frataxin Measurements

Daily SC injections of CTI-1601 resulted in dose-dependent increases in FXN levels from baseline compared to placebo controls in all evaluated tissues

With daily dosing (50mg and 100mg), achieved median FXN levels that were >60% of the median FXN levels observed in healthy controls

Pharmacokinetic Data

CTI-1601 was quickly absorbed after subcutaneous administration

Dose-proportional increases in exposure observed with increasing doses of CTI-1601

Data support evaluating a once-daily dosing regimen for CTI-1601

Larimar Therapeutics

1. Lazaropoulos et al. Ann Clin Transl Neurol. 2015 Aug; 2(8): 831–842; POC: Proof-of-concept; OLE: Open label extension; AE: Adverse events

19

Upcoming CTI-1601 Trials and Regulatory Interactions Additional analyses from the Phase 1 program planned for presentation at a scientific meeting Future Planned Trials and Regulatory Interactions Include: Continued interactions with FDA MAD trial in patients 2 to 17 Global double-blind Jive open label extension (OLE) trial years of age. Participants eligible regarding clinical trials and non- placebo-controlled pivotal trial for eligible patients who participated in to screen for Jive OLE trial clinical studies, including SAD or MAD trials discussions of resolution of clinical hold 20

Investment Highlights Clinical-stage biotechnology company with a novel protein replacement therapy platform Focused on addressing unmet needs in Friedreich's ataxia (FA) and other complex rare diseases based on a platform technology backed by a strong intellectual property portfolio Lead candidate: CTI-1601, a recombinant fusion protein designed to deliver frataxin to mitochondria Orphan Drug (US & EU), Rare Pediatric Disease (US), Fast Track (US), & PRIME (EU) designations for FA Double-blind, placebo-controlled Phase 1 proof-of-concept trials in FA patients complete Data show dose dependent increases in FXN levels from baseline compared to placebo in all evaluated tissues with daily dosing and that CTI-1601 was generally well tolerated when dosed for up to 13 days - Currently on clinical hold; responding to FDA data request to allow initiation of additional clinical studies Deerfield funded company; went public through a reverse merger/PIPE in May 2020 Shareholder base includes high-quality institutional investors; estimated $70 million in cash at 12/31/21*; Projected runway at least into 2023, with ability to extend, if needed FXN: Frataxin *This estimate is preliminary and actual results may differ due to the completion of our closing procedures with respect to the fiscal year ended December 31, 2021, 21 final adjustments and other developments that may arise between now and the time the financial results for the 2021 fiscal year are finalized. As such, these estimates should not be viewed as a substitute for our full audited financial statements prepared in accordance with U.S. generally accepted accounting principles.

Larimar Therapeutics Corporate Presentation THANK YOU 22

Leadership Team Carole Ben-Maimon, MD Michael Celano Nancy Ruiz, MD, FACP, FIDSA Jennifer Johansson, JD Mohamed Hamdani Chief Executive Officer Chief Financial Officer Chief Medical Officer VP, Regulatory Affairs & Counsel VP, Biostatistics & Data Management David Bettoun, PhD Keith E. Lynch, Jr. John Berman, CPA Noreen Scherer Francis Michael Conway VP, Discovery & Non-clinical R&D VP, Manufacturing and Supply Chain VP, Finance & Operations VP, Clinical Operations VP, Controller 23

Scientific Advisory Board Giovanni Manfredi, Marni J. Falk, Russell Clayton, Mark Payne, MD DO (Chairman) MD, PhD MD Executive Director of the Finbar and Marianne Kenny Co-founder of Chondrial Former Chief Medical Officer Mitochondrial Medicine Frontier Professor in Clinical and Therapeutics, which at Alcresta Therapeutics, a Program at The Children’s Research Neurology at Weill became Larimar medical device company Hospital of Philadelphia (CHOP) Cornell Medicine. Therapeutics, Inc. Former Senior Vice Professor in the Division of Professor of Neuroscience at Professor of Pediatrics President of Research and Human Genetics, Department of Weill Cornell Medicine. at Indiana University School Development at Discovery Pediatrics at University of of Medicine Labs, a pharmaceutical and Pennsylvania Perelman School medical device company of Medicine 24

MAD Trial Patient Demographics 25 mg 50 mg 100 mg All All placebo Overall Parameter Statistic CTI-1601 CTI-1601 CTI-1601 CTI-1601 (n=7) (n=27) (n=6) (n=7) (n=7) (n=20) Sex 4 (57.1) 3 (42.9) 10 (50.0) 15 (55.6) Male n (%) 5 (71.4) 3 (50.0) Female n (%) 2 (28.6) 3 (50.0) 3 (42.9) 4 (57.1) 10 (50.0) 12 (44.4) Age (years) 25.7 39.7 34.7 28.0 33.9 31.7 Mean SD 6.37 16.59 9.03 8.96 12.13 11.40 23 37 36 24 34 28 Median Min, Max 20,36 21,65 19,47 20,44 19,65 19,65 Race 6 (85.7) 6 (100.0) 6 (85.7) 6 (85.7) 18 (90.0) 24 (88.9) White n (%) Asian n (%) 0 0 1 (14.3) 1 (14.3) 2 (10.0) 2 (7.4) n (%) 1 (14.3) 0 0 0 0 1 (3.7) American Indian Ethnicity 2 (28.6) 0 0 0 0 2 (7.4) Hispanic/Latino n (%) n (%) 5 (71.4) 6 (100.0) 7 (100.0) 7 (100.0) 20 (100.0) 25 (92.6) Not Hispanic/Latino 25 SD: Standard deviation

MAD Trial Patient Disease Characteristics 25 mg 50 mg 100 mg All All placebo Overall Parameter Statistic CTI-1601 CTI-1601 CTI-1601 CTI-1601 (n=7) (n=27) (n=6) (n=7) (n=7) (n=20) Age at Symptom Onset 14.1 24.0 19.3 11.9 18.1 17.1 Mean SD 5.34 14.48 6.21 6.72 10.37 9.39 15.0 18.0 19.0 10.0 18.0 16.0 Median 8,23 12,44 8,28 5,22 5,44 5,44 Min, Max Age at Diagnosis 18.3 31.5 26.4 15.9 24.3 22.7 Mean SD 7.87 19.88 4.28 8.21 13.24 12.23 20.0 25.5 28.0 13.0 27.0 21.0 Median 9,32 14,64 17,30 5,27 5,64 5,64 Min, Max Assistive Device 0 2 (33.3) 3 (42.9) 0 5 (25.0) 5 (18.5) Walker n (%) Wheelchair n (%) 4 (57.1) 3 (50.0) 1 (14.3) 6 (85.7) 10 (50.0) 14 (51.9) 1 (14.3) 0 1(14.3) 0 1 (5.0) 2 (7.4) Other n (%) 2 (28.6) 1 (16.7) 2 (28.6) 1 (14.3) 4 (20.0) 6 (22.2) None n (%) 26 SD: Standard deviation

CTI-1601: Positive Mouse Model Data Support Development Proof-of-Concept Demonstrated In Mouse Models of FA Cardiac Knock Out Mouse Model Studies Neurologic Knock Out Mouse Model Study (MCK-Cre FXN KO Mouse) (Pvalb-CRE FXN KO Mouse) Extended survival Prevented development of ataxic gait Demonstrated ability to deliver hFXN to mitochondria Showed that treated mice survive longer than untreated mice Increased in a dose dependent manner, succinate Demonstrated CNS penetration, as hFXN was present in brain, dehydrogenase (SDH) activity. SDH is an FXN dependent dorsal root ganglia & spinal cord enzyme, whose activity is indicative of mitochondrial function. Prevented left ventricle dilation and maintained function 27

CTI-1601 Extends Survival in FXN-deficient KO Mice Initial Proof of Concept for FXN Replacement Therapy in Cardiac Mouse Model of FA Median Survival of MCK-Cre FXN-KO Mice • 166 days (CTI-1601) vs. 98 days (Vehicle) • CTI-1601 was administered 10 mg/kg SC every other day P=0.0001 Survival beyond vehicle mean (107.5 days) • 87.5% (CTI-1601) vs. 33% (Vehicle) • Demonstrates that CTI-1601 is capable of delivering Days sufficient amounts of FXN to mitochondria CTI-1601 rescues a severe disease phenotype in a well-characterized cardiac mouse model of FA 28 Percent Survival

CTI-1601 Pvalb-Cre FXN-KO mouse Prevents The Single dose level: 10 mg/kg CTI-1601 or vehicle given intraperitoneally three times per week Development of hFXN replacement with CTI-1601 prevents the development of ataxic gait Ataxic Gait in CTI-1601-treated mice survive longer than untreated mice KO mice Human frataxin present in brain, dorsal root ganglia and spinal cord demonstrating central nervous system penetration In-Vivo Efficacy Data in Neurologic KO Mouse Model 29

CTI-1601 Delivers hFXN to Mitochondria in KO Mice

- hFXN concentration within mitochondria increases in a dose-dependent manner
- Given subcutaneously, CTI-1601 functionally replaces hFXN in mitochondria of KO mice
- Succinate dehydrogenase (SDH) activity, which is indicative of mitochondrial function, increases in a dose-dependent manner after administration of CTI-1601; activity plateaus at 30 mg/kg and is equivalent to activity in wild type animals
- Demonstrated normalization of gene expression in cardiac tissue

Normalized Mitochondrial FXN (Heart)



Normalized hFXN (pg/mg protein)
200
150
100
50
0
Females
Males
KO Vehicle
KO 2MPK
KO 10MPK
KO 30MPK
KO 60MPK
KO 100MPK
Wild Type Vehicle

MPK = mg/kg

Normalized SDH Activity (Muscle)



SDH Activity
mU/mg protein
80
60
40
20
0
***
***
***
***
**
KO Vehicle
KO 2MPK
KO 10MPK
KO 30MPK
KO 60MPK
KO 100MPK
Wild Type Vehicle

MPK = mg/kg

Larimar Therapeutics

30

CTI-1601 Prevents Left Ventricle Dilation in KO Mice • Left ventricular (LV) volume increases in systole in untreated mice by 8 weeks (after 4 weeks of dosing with vehicle), but remains similar to wildtype when treated with CTI-1601 (10 mg/kg every other day) • CTI-1601-treated mice have similar LV volume as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated (10 mg/kg every other day) KO mice Left Ventricle Internal Diameter (Systole) Left Ventricle Volume (Systole) Age in Weeks Age in Weeks KO: CTI-1601 KO: Vehicle Wild-type: Vehicle 31 Diameter (mm) Volume (μL)

CTI-1601 Preserves Left Ventricle Function in KO Mice • Left ventricular (LV) function drops significantly in vehicle treated mice by week 8 • CTI-1601-treated (10 mg/kg every other day) mice have similar LV as healthy controls; echocardiogram shows significant differences between vehicle and CTI-1601 treated KO mice Left Ventricle Ejection Function Left Ventricle Fractional Shortening Age in Weeks Age in Weeks KO: CTI-1601 KO: Vehicle Wild-type: Vehicle 32 Percent Change Percent Change

Favorable PK/PD Profile in Healthy Cynomolgus Monkeys Study Design (14-Days of CTI-1601 dosing) • CTI-1601 is bioavailable when given subcutaneously 6 healthy cynomolgus monkeys (3M / 3F) • Sustained levels of hFXN are found in blood cells (platelets) and peripheral Pre-dosed for 2 days with Vehicle tissues (buccal cells, skin) as early as Pre-dose collection of platelets, cerebrospinal fluid, buccal swab, skin punch th the 7 day and still present after 14 Dosing starts 15 mg/kg SC BID days Day 10 (7 days dosing) • Sustained levels of hFXN are found after 14 days in the Collection of platelets, buccal swab, skin punch cerebrospinal fluid of monkeys, suggesting CNS penetration th Day 16 (following 14 day of dosing) Collection of cerebrospinal fluid, platelets, buccal swab, skin punch 33

Biodistribution in Healthy Cynomolgus Monkeys

Sustained levels of human FXN (hFXN) in peripheral tissues after 14 days of CTI-1601 dosing


Buccal Swabs
Skin Biopsies
Platelets
Concentration pg/µg
Day
3 (Pre-treatment)
10
16
CTI-1601
Human FXN
Human + Monkey FXN

- Treatment of monkeys with CTI-1601 results in sustained levels of hFXN in peripheral tissues that are accessible in the clinic
- FXN levels increase ~4X or more following CTI-1601 administration
  - For comparison, FA patients show FXN levels that range from ~20-40% of normal FXN levels depending on the tissue considered[1]
    - Heterozygous carriers show no phenotype and display levels of FXN representing ~2-3X higher than most FA patients[1]

Larimar Therapeutics

1. E.C. Deutsch et al. Molecular Genetics and Metabolism 101 (2010) 238–245

34